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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 16, 2001

CASCADE NATURAL GAS CORPORATION
(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation or organization)

1-7196
(Commission file number)

91-0599090
(I.R.S. Employer Identification No.)

222 Fairview Avenue North Seattle, WA	98109
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number including area code)
 (206) 624-3900

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    This Current Report on Form 8-K is being filed to report the Registrant's audited consolidated financial statements for the fiscal year ended September 30, 2001.

(a)
Financial Statements of Businesses Acquired

    None

(b)
Pro Forma Financial Information

    None

(c)
Schedule of Exhibits
Exhibit 23	Consent of Deloitte & Touche LLP to the incorporation of their report in the Registrant's registration statements.
Exhibit 99.1	Audited consolidated financial statements and financial statement schedule of the Registrant.
Exhibit 99.2	Computation of ratio of earnings to fixed charges and preferred dividend requirements.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASCADE NATURAL GAS CORPORATION
November 16, 2001	By	/s/ J. D. WESSLING
Date		J. D. Wessling Sr. Vice President—Finance, Chief Financial Officer

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE